SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN MONEY MARKET FUNDS

I.  Evergreen Institutional 100% Treasury Money Market Fund (the “Fund”)

Effective after the close of business on Wednesday, December 17, 2008, Evergreen Institutional 100% Treasury Money Market Fund is closed to new accounts and additional purchases by existing investors.   Existing shareholders of the Fund may continue to add to their accounts through dividend reinvestment.  The Fund had previously been closed to new investors on December 1, 2008.   Participants in employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, who were investing in the Fund as of December 17, 2008 will be allowed to continue to invest in the Fund through January 16, 2009.  Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

The Fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time and to reject any investment for any reason.

II.  Evergreen Institutional Treasury Money Market Fund

      Evergreen Treasury Money Market Fund (each, a “Fund”, and collectively, the “Funds”)

Effective after the close of business on Thursday, December 18, 2008, Evergreen Institutional Treasury Money Market Fund and Evergreen Treasury Money Market Fund are closed to all new investors.  Purchases will continue to be accepted from existing investors.  Shareholders of each Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

Each Fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time and to reject any investment for any reason.

December 19, 2008	583787 (12/08)